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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                   FORM 8-K/A
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 ---------------

                Date of Report (Date of Earliest Event Reported):
                                  JUNE 17, 2003
                                  -------------

                            KMART HOLDING CORPORATION
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                     000-50278                 32-0073116
          --------                     ---------                 ----------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)



3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN                           48084
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (248) 463-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On May 30, 2003, the Bankruptcy Court confirmed and established May 6, 2003 as the record date for purposes of establishing the persons that are claimholders of record to receive distributions in accordance with the terms of the Plan of Reorganization.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

   EXHIBIT NO.             DOCUMENT DESCRIPTION
       99.1                Press Release, dated June 16, 2003 and furnished
                           pursuant to Item 12.

       99.2 Revised certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         A copy of the press release issued by Kmart Holding Corporation on Monday, June 16, 2003, describing its results for the fiscal quarter ended April 30, 2003, is attached hereto as Exhibit 99.1.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 17, 2003
                                        KMART HOLDING CORPORATION


                                        By:  /s/ Richard J. Noechel
                                            ----------------------------------
                                        Name: Richard J. Noechel
                                        Title: Vice President and Controller



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                                  EXHIBIT INDEX


     EXHIBIT NO.              DOCUMENT DESCRIPTION
       99.1 Press Release, dated June 16, 2003 and furnished pursuant to Item 12

       99.2 Revised certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002